UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

The Zcash ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43458	82-6646113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Zcash ETF Shares	ZCSH	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Forward Share Split

On September 30, 2026, prior to the open of trading on NYSE Arca, Inc. (“NYSE Arca”), Grayscale Investments Sponsors, LLC, the sponsor of The Zcash ETF (the “Fund”), effected a 3-for-1 forward share split (the “Forward Split”) of the Fund’s shares (the “Shares”). The Shares began trading on a split-adjusted basis at market open on September 30, 2026.

As a result of the Forward Split, each shareholder of record as of the close of market on September 28, 2026 received two additional Shares for each Share held pre-split after the close of market on September 29, 2026. The Forward Split did not change the total value of a shareholder's investment. Immediately prior to the Forward Split, there were 7,989,300 Shares issued and outstanding, each representing a net asset value (“NAV”) of $111.41. Immediately after the Forward Split, the number of issued and outstanding Shares increased to 23,967,900, and the NAV per Share decreased to $37.14.

Following the Forward Split, the Shares continue to trade on NYSE Arca under the symbol “ZCSH” and the Fund’s CUSIP number remains unchanged.

A copy of Grayscale’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of September 30, 2026, of Grayscale.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of The Zcash ETF

Date:	September 30, 2026	By:	/s/ Kathryn Masci
Name: Kathryn Masci Title: Interim Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.